Filed pursuant to Rule 497(a)(1)
File No. 333-125953
Rule 482 ad
MVC CAPITAL ANNOUNCES PUBLIC OFFERING OF COMMON STOCK
PURCHASE, NY — FEBRUARY 14, 2007 — MVC Capital, Inc. (NYSE: MVC), a publicly traded business development company that makes private debt and equity investments, today announced its plan to sell 5,000,000 shares of its common stock in a public offering. As part of the issuance, the Company has granted the underwriters a 30-day option to purchase up to 750,000 additional shares to cover over-allotments. The offering price of the shares will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The Company plans to use the proceeds from the offering to fund additional investments and for general corporate purposes, including the repayment of debt. The offering of the shares will be made under the Company’s shelf registration statement filed with the Securities and Exchange Commission.
The joint book-running managers for the offering are UBS Investment Bank and Bear, Stearns & Co. Inc. The co-managers are RBC Capital Markets, Imperial Capital LLC, and Morgan Joseph.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of MVC Capital before investing. The preliminary prospectus contains this and other information about MVC Capital and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.
A copy of the preliminary prospectus for the offering may be obtained from UBS Investment Bank, Prospectus Department, 299 Park Avenue, New York, New York 10171, (212) 821-3000; and Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Prospectus Department, (631) 274-8321.
About MVC Capital, Inc.
MVC Capital is a business development company traded on the New York Stock Exchange that provides long-term debt and equity capital to fund growth, acquisitions and recapitalizations of companies in a variety of industries. For additional information about MVC Capital, please visit MVC Capital’s website at www.mvccapital.com. For MVC Capital’s investor relations, please call 914-510-9400. All media inquiries should be directed to Kim Levy or Nathaniel Garnick at 212-687-8080.
Forward-Looking Statements
The information contained in this press release contains forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Furthermore, past performance is no guarantee of future results. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements, and these factors are enumerated in the company’s periodic filings with the Securities and Exchange Commission.